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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our reports dated January 20, 2000 (except with respect to the matter discussed in Note 11, as to which the date is March 1,
2000) into MGM Grand, Inc.'s previously filed Registration Statements
File Nos. 33-35023, 33-38616, 333-00187, 333-73155, 333-77061 and 333-42729.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 16, 2000